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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 6, 2001


                                SPATIALIGHT, INC.
             (Exact name of registrant as specified in its charter)

                          ---------------------------

============================  =======================  =========================
          New York                 000-19828                  16-1363082
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)
============================  =======================  =========================

                       9 Commercial Boulevard, Suite #200
                            Novato, California 94949
               (Address of principal executive offices) (Zip Code)

================================================================================

        Registrant's telephone number, including area code (415) 883-1693



          (Former name or former address, if changed since last report)






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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 6, 2001, our former accountant, KPMG, LLP, provided us with a letter, stating whether it agrees with the statements made by us in the current report on Form 8-K filed on March 20, 2001. A copy of the letter is filed as an exhibit to this report.

ITEM 7.  EXHIBITS

1.       Letter from KPMG, LLP.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPATIALIGHT, INC.


Date:  April 9, 2001               By: /s/ ROBERT OLINS
                                       --------------------------
                                       Robert Olins
                                       Acting President and
                                       Chief Executive Officer